              [Ryder Scott Company Petroleum Engineers letterhead]

                                                                    EXHIBIT 23.3

                         CONSENT OF RYDER SCOTT COMPANY


     We hereby consent to the references to our firm in this Registration Statement on Form S-1 of Monterey Resources, Inc.


                                          /s/ RYDER SCOTT COMPANY
                                            PETROLEUM ENGINEERS
                                          --------------------------------------
                                          RYDER SCOTT COMPANY
                                          PETROLEUM ENGINEERS

Houston, Texas

November 13, 1996